UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re  Insilco Technologies, Inc.,  et al.                     Case No. 02-13672

Debtors Fiscal Month from April 26 to May 23, 2003
for the Reporting Period May 1, to May 31, 2003

                            MONTHLY OPERATING REPORT
                            ------------------------
            File with Court and submit copy to United States Trustee
                        within 30 days after end of month


Submit copy of report to any official committee appointed in the case.
==========================================================================================================================
REQUIRED DOCUMENTS                                                    FORM NO.     DOCUMENT ATTACHED  EXPLANATION ATTACHED
==========================================================================================================================
Schedule of Cash Receipts and Disbursements                                            X (Exh. A)
--------------------------------------------------------------------------------------------------------------------------
     Bank Reconciliation (or copies of debtor's bank reconciliations)                                     X (Exh. B)
--------------------------------------------------------------------------------------------------------------------------
     Copies of Bank Statements                                                                                X
--------------------------------------------------------------------------------------------------------------------------
     Cash disbursements journals                                                                       see cash rec/disb
--------------------------------------------------------------------------------------------------------------------------
Statement of Operations                                                                X (Exh. C)
--------------------------------------------------------------------------------------------------------------------------
Balance Sheet                                                                          X (Exh. D)
--------------------------------------------------------------------------------------------------------------------------
Status of Postpetition Taxes                                                                                  X
--------------------------------------------------------------------------------------------------------------------------
     Copies of IRS Form 6123 or payment receipt                                                        see tax attestation
--------------------------------------------------------------------------------------------------------------------------
     Hard Copies of tax returns filed during reporting period have been                                       X
--------------------------------------------------------------------------------------------------------------------------
       provided to the U.S. Trustee.  They are available upon request.                 X (Exh. E)
--------------------------------------------------------------------------------------------------------------------------
Summary of Unpaid Postpetition Debts                                     MOR - 4       X (Exh. E)
--------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation and Aging                             MOR - 5       X (Exh. F)
--------------------------------------------------------------------------------------------------------------------------
Debtor Questionnaire                                                     MOR - 5       X (Exh. G)
==========================================================================================================================

Insilco International Holding Company (02-13674) is a holding company and Signal Caribe (02-13680) is a nonoperating company and thus there is no activity to report for these two companies.

The following companies were sold in March 2003 and thus have no activity for the current or future reporting periods:

Precision Cable Manufacturing                                       02-13675
Stewart Stamping Corporation                                        02-13678
EFI Metal Forming, Inc.                                             02-13677
Eyelets for Industry, Inc.                                          02-13676
Stewart Connector Systems                                           02-13679
Signal Transformer Co. Inc.                                         02-13681
InNet Technologies                                                  02-13673



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


----------------------------------------------    ------------------------------
Signature of Debtor                               Date


----------------------------------------------    ------------------------------
Signature of Joint Debtor                         Date


 /S/ CAROL STEBBINS                               5/29/2003
----------------------------------------------    ------------------------------
Signature of Authorized Individual*               Date

                                                  President and Secretary
----------------------------------------------    ------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

* Authorized individual must be an officer, director, or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                               Case No. 02-13672

Fiscal Month from April 26 to May 23, 2003 for the Reporting Period May 1, to May 31, 2003
================================================================================


  INSILCO TECHNOLOGIES, INC.,  ET AL.


  Tab       Description
  ---       -----------
  A    -    Schedule of Cash Receipts and Disbursements
  B    -    Bank Reconciliations and Statements
  C    -    Statement of Operations
  D    -    Balance Sheet
  E    -    Status of Postpetition Taxes / Summary of Unpaid Postpetition Debts
  F    -    Accounts Receivable Reconciliation and Aging
  G    -    Debtor Questionnaire

                                    EXHIBIT A

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re Insilco Technologies, Inc. et al.                        Case No. 02-13672
All Debtors                       Fiscal Month from April 26 to May 23, 2003 for
                                  the Reporting Period May 1, to May 31, 2003


======================================================================================================
WEEKLY CASH FLOW
======================================================================================================
US LOCATIONS                                         A               A               A               A
Week number                                          9              10              11              12
Date                                          5/2/2003        5/9/2003       5/16/2003       5/23/2003
======================================================================================================
BEGINNING CASH BALANCE                          13,584          13,768           9,315           9,176

Collections
-----------
Trade receipts                                       6               4               2              46
Other                                            1,042               -               -               -
------------------------------------------------------------------------------------------------------
  Total Collections                              1,048               4               2              46
------------------------------------------------------------------------------------------------------

CASH AVAILABLE                                  14,632          13,772           9,317           9,222

Disbursements *
-------------
Payroll                                            (68)              -             (26)            (34)
Benefits                                             -               -               -               -
Inventory Purchases                                  -               -               -               -
General Cash Disbursements                          (9)             (7)            (27)            (35)
Deposits                                             -               -               -               -
Critical Vendor Payments                             -               -               -               -
Capital expenditures                                 -               -               -               -
Other                                                -               -               -               -
  Subtotal Operating Expenses                      (77)             (7)            (53)            (69)
Professional fees                                    -               -               -               -
  On-Going                                           -             (54)              -               -
  Debtor's Professionals                          (167)            (82)              -            (750)
  Unsecured Professionals                          (82)              -               -             (76)
                                          ------------------------------------------------------------
      Subtotal                                    (249)           (136)              -            (826)
                                          ------------------------------------------------------------
  Bank Professionals                               (18)           (290)              -              (2)
Restructuring costs                                  -               -               -               -
Taxes                                              (13)              -               -               -
Intercompany transfers out                         (79)              -               -               -
Intercompany transfers in                            4               -               -               -
Cash zeroing due to Sales                            -               -               -               -
Corp. Funding of A/P Checks after Sales              -               -               -               -
O/S checks passed to corp to be cashed               -               -               -               -
Debt service                                         -          (4,000)              -               -
------------------------------------------------------------------------------------------------------
  Total disbursements                             (432)         (4,433)            (53)           (897)
------------------------------------------------------------------------------------------------------

Wind-down costs Medical/Dental                     (21)            (24)            (55)            (12)
Wind-down costs Severance                         (411)              -             (33)            (35)

ENDING CASH                                     13,768           9,315           9,176           8,278
======================================================================================================


* On a book basis, i.e. includes checks written not cashed.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re Insilco Technologies, Inc. et al.                        Case No. 02-13672
Insilco Technologies, Inc.
Debtors Fiscal Month from April 26 to May 23, 2003 for the Reporting Period May 1, to May 31, 2003


======================================================================================================
WEEKLY CASH FLOW
======================================================================================================
US LOCATIONS                                         A               A               A               A
Week number                                          9              10              11              12
Date                                          5/2/2003        5/9/2003       5/16/2003       5/23/2003
======================================================================================================

BEGINNING CASH BALANCE                          13,588          13,768           9,315           9,176

Collections
-----------
Trade receipts                                       6               4               2              46
Other                                            1,042               -               -               -
------------------------------------------------------------------------------------------------------
  Total Collections                              1,048               4               2              46
------------------------------------------------------------------------------------------------------

CASH AVAILABLE                                  14,636          13,772           9,317           9,222

Disbursements *
-------------
Payroll                                            (68)              -             (26)            (34)
Benefits                                             -               -               -               -
Inventory Purchases                                  -               -               -               -
General Cash Disbursements                          (9)             (7)            (27)            (35)
Deposits                                             -               -               -               -
Critical Vendor Payments                             -               -               -               -
Capital expenditures                                 -               -               -               -
Other                                                -               -               -               -
                                          ------------------------------------------------------------
  Subtotal Operating Expenses                      (77)             (7)            (53)            (69)
Professional fees
  On-Going                                           -             (54)              -               -
  Debtor's Professionals                          (167)            (82)              -            (750)
  Unsecured Professionals                          (82)                                            (76)
                                          ------------------------------------------------------------
      Subtotal                                    (249)           (136)              -            (826)
                                          ------------------------------------------------------------
  Bank Professionals                               (18)           (290)              -              (2)
Restructuring costs                                  -               -               -               -
Taxes                                              (13)              -               -               -
Intercompany transfers out                         (79)              -               -               -
Intercompany transfers in                            -               -               -               -
Cash zeroing due to Sales
Corp. Funding of A/P Checks after Sales
O/S checks passed to corp to be cashed
Debt service                                         -          (4,000)              -               -
------------------------------------------------------------------------------------------------------
  Total disbursements                             (436)         (4,433)            (53)           (897)
------------------------------------------------------------------------------------------------------

Wind-down costs Medical/Dental                     (21)            (24)            (55)            (12)
Wind-down costs Severance                         (411)              -             (33)            (35)

ENDING CASH                                     13,768           9,315           9,176           8,278
======================================================================================================


* On a book basis, i.e. includes checks written not cashed.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re Insilco Technologies, Inc. et al.                        Case No. 02-13679
Insilco Holding Co.
Debtors Fiscal Month from April 26 to May 23, 2003 for the Reporting Period May 1, to May 31, 2003


======================================================================================================
WEEKLY CASH FLOW
======================================================================================================
US LOCATIONS                                         A               A               A               A
Week number                                          9              10              11              12
Date                                          5/2/2003        5/9/2003       5/16/2003       5/23/2003
======================================================================================================

BEGINNING CASH BALANCE                              (4)              -               -               -

Collections
-----------
Trade receipts                                       -               -               -               -
Other                                                -               -               -               -
------------------------------------------------------------------------------------------------------
  Total Collections                                  -               -               -               -
------------------------------------------------------------------------------------------------------

CASH AVAILABLE                                      (4)              -               -               -

Disbursements *
-------------
Payroll                                              -               -               -               -
Benefits                                             -               -               -               -
Inventory Purchases                                  -               -               -               -
General Cash Disbursements                           -               -               -               -
Deposits                                             -               -               -               -
Critical Vendor Payments                             -               -               -               -
Capital expenditures                                 -               -               -               -
Other                                                -               -               -               -
                                          ------------------------------------------------------------
  Subtotal Operating Expenses                        -               -               -               -
Professional fees
  On-Going                                           -               -               -               -
  Debtor's Professionals                                             -
  Unsecured Professionals
                                          ------------------------------------------------------------
      Subtotal                                       -               -               -               -
                                          ------------------------------------------------------------
  Bank Professionals                                                 -               -               -
Restructuring costs                                  -               -               -               -
Taxes                                                -               -               -               -
Intercompany transfers out                           -               -               -               -
Intercompany transfers in                            4               -               -               -
Cash zeroing due to Sales                            -               -               -               -
Corp. Funding of A/P Checks after Sales              -               -               -               -
O/S checks passed to corp to be cashed
Debt service                                         -               -               -               -
------------------------------------------------------------------------------------------------------
  Total disbursements                                4               -               -               -
------------------------------------------------------------------------------------------------------

Wind-down costs Medical/Dental                                                                       -
Wind-down costs Severance                            -               -               -               -

ENDING CASH                                          -               -               -               -
======================================================================================================


* On a book basis, i.e. includes checks written not cashed.

THERE IS NO ACTIVITY TO REPORT FOR NON-DEBTOR INTERCOMPANY ACCOUNTS AS ALL COMPANIES WITH NON-DEBTOR INTERCOMPANY ACCOUNTS WERE SOLD IN MARCH 2003.

                                    EXHIBIT B

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE




In Re: Insilco Technologies, Inc. et al.                       Case No. 02-13672
Debtors Fiscal Month from April 26 to May 23, 2003 for the Reporting Period May 1, to May 31, 2003




                                                CASE                                                           STATEMENT  DATE LAST
BANK /ADDRESS        ENTITY                     NUMBER    STATUS   NUMBER     TYPE OF ACCOUNT                  REC'       RECONCILED
-------------        -------------------------  --------  ------   --------   ---------------                  ---------  ----------
Bank One N.A.        Insilco Technologies Inc.  02-13672  Open     55-55930   Master Concentration               4/03        4/03
1 Bank One Plaza                                                                                               ---------  ----------
Chicago, IL  60670                                                                                             ---------  ----------
Contact:             Insilco Technologies Inc.  02-13672  Open     633550926  Pension Payroll Account            4/03        4/03
Vernon Wright                                                                                                  ---------  ----------

                     Insilco Technologies Inc.  02-13672  Open     633551221  Control Disbursement Account -   ---------  ----------
                                                                              Post Petition                      4/03        4/03
                                                                                                               ---------  ----------

                     Insilco Technologies Inc.  02-13672  Closed   633549498  Contol Disbursement Account -    ---------  ----------
                                                                              Pre-Petition                       N/A         N/A
                                                                                                               ---------  ----------
                                                                                                               ---------  ----------
                     Insilco Technologies Inc.  02-13672  Open     633549480  Total Pay account - payroll        4/03        4/03
                                                                                                               ---------  ----------

                     Insilco Holding Co         02-13671  Open     637184318  Control Disbursement Account -   ---------  ----------
                                                                              Post Petition                      4/03        4/03
                                                                                                               ---------  ----------

                     Insilco Holding Co         02-13671  Closed   632989786  Contol Disbursement Account -    ---------  ----------
                                                                              Pre-Petition                       N/A         N/A
                                                                                                               ---------  ----------
                                                                                                               ---------  ----------
Fifth Third Bank     Insilco Technologies Inc.  02-13672  Open     755-53849  Deposit Account                    4/03        4/03
420 Metro Place South                                                                                          ---------  ----------
Dublin, Oh 43017

                                    EXHIBIT C

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re: Insilco Technologies, Inc. et al.                       Case No. 02-13672
Debtors Fiscal Month from April 26 to May 23, 2003 for the Reporting Period May 1, to May 31, 2003

                    US LOCATIONS (WOUT MEXICO, DR AND CHINA)
              CONSOLIDATING STATEMENT OF OPERATIONS - CURRENT MONTH
                                   MARCH 2003
                             (AMOUNTS IN THOUSANDS)
                                   (UNAUDITED)


                              02-13672                             02-13671
                                           CONSOL.      TOTAL                  INSILCO
                              CORPORATE    ENTRIES     INSILCO     HOLD CO   HOLDING CO.
                               -------     -------     -------     -------     -------
GROSS SALES
 Intercompany Sales
 Sales Discounts
 Sales Returns
                              --------------------------------------------------------
 Net Sales

VARIABLE MFG. EXPENSES:
 Material
 Direct Labor
 Variable Fringe
 Variable overhead
 Warranty
 Other
                              --------------------------------------------------------
 Total Variable Mfg Exp

Mfg. Contribution Margin
Contribution %

Inventory Adjustment

FIXED MFG. EXPENSES:
 Wage
 Fixed Fringe
 Supplies
 Utilities
 Depreciation
 Rent, Taxes, & Ins
 Other
 COS Adjustments
                              --------------------------------------------------------
 Total Fixed Mfg. Exp
                              --------------------------------------------------------
Total Cost of Goods Sold
                              --------------------------------------------------------
Gross Margin

SELLING, G, & A:
 Sales Commissions
 Advertising & Promo  (Var)
 Engineering
 Sales & Marketing - Fixed
 New Product Development
 Finance                           373                     373                     373
 MIS                                13                      13                      13
 Admin & Executive                  17                      17                      17
 Legal                               4                       4                       4
 Human Resources                    55                      55                      55
 Depreciation                        4                       4                       4
 Amortization
 Group Charge Allocation
 Other
 S, G, & A Adjustments
                              --------------------------------------------------------
 Total Selling, G, & A             466                     466                     466
                              --------------------------------------------------------
Adjusted Operating Profit         (466)                   (466)                   (466)

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re: Insilco Technologies, Inc. et al.                       Case No. 02-13672
Debtors Fiscal Month from April 26 to May 23, 2003 for the Reporting Period May 1, to May 31, 2003

                    US LOCATIONS (WOUT MEXICO, DR AND CHINA)
              CONSOLIDATING STATEMENT OF OPERATIONS - CURRENT MONTH
                                   MARCH 2003
                             (AMOUNTS IN THOUSANDS)
                                   (UNAUDITED)


                                  02-13672                             02-13671
                                           CONSOL.      TOTAL                  INSILCO
                              CORPORATE    ENTRIES     INSILCO     HOLD CO   HOLDING CO.
                               -------     -------     -------     -------     -------
One Time Adjustments                33                      33                      33
                              --------------------------------------------------------

Operating Profit                  (499)                   (499)                   (499)

OTHER INCOME:
 Interest Inc. - outside            48                      48                      48
 Gain on sale of assets
 Income - unconsol. co
 Other Income                       (9)                     (9)                     (9)
                              --------------------------------------------------------
 Total Other Income                 39                      39                      39

OTHER EXPENSE:
 Interest Exp. - outside            31                      31                      31
 Amortization
 Other Expense
                              --------------------------------------------------------
 Total Other Expense                31                      31                      31

Reorganization Items

Extraordinary Item
                              --------------------------------------------------------
 Total Other Inc. (Exp)              8                      8                        8
                              --------------------------------------------------------
 Earnings before taxes            (491)                  (491)                    (491)
                              --------------------------------------------------------
STATE & FEDERAL TAXES:
 State taxes
 Federal taxes
 Foreign taxes
                              --------------------------------------------------------
 Total Taxes
                              --------------------------------------------------------
Income before Interco             (491)                  (491)                    (491)

INTERCOMPANY ACTIVITY:
 Capital charge
 Corporate charges
                              --------------------------------------------------------
 Total Interco
                              --------------------------------------------------------
Earnings from Cont. Op            (491)                   (491)                   (491)
                              --------------------------------------------------------
Discontinued Operations           (163)                   (163)                   (163)
                              --------------------------------------------------------
 Total Current Earnings           (654)                   (654)                   (654)
======================================================================================

 Note: Adjusted EBITDA            (462)                   (462)                   (462)

                                    EXHIBIT D

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re: Insilco Technologies, Inc. et al.                       Case No. 02-13672
Debtors Fiscal Month from April 26 to May 23, 2003 for the Reporting Period May 1, to May 31, 2003

                    US LOCATIONS (WOUT MEXICO, DR AND CHINA)
                     PRELIMINARY CONSOLIDATING BALANCE SHEET
                                   MARCH 2003
                             (AMOUNTS IN THOUSANDS)
                                   (UNAUDITED)

                              02-13672    02-13675                            02-13678    02-13677    02-13676
                               ESCOD     PRECISION   PRECISION  Cust. Assem.  STEWART      ITG -                Prec. Stamp.
                              CONSOL.      CABLE       ELIMS       ELIMS      STAMPING    EL PASO       EFI        Elims
                              -------     -------     -------     -------     -------     -------     -------     -------
ASSETS
Current Assets:
    Cash in bank & on hand
    Accounts Rec. - trade
    Reserve for bad debts
                              -------------------------------------------------------------------------------------------
    Accounts receivable - net
    Accounts rec. - other
    Inventories:
      Raw Materials &  suppl.
      Work-in-process
      Finished Goods
      Reserve
                              -------------------------------------------------------------------------------------------
          Total Inv.
                              -------------------------------------------------------------------------------------------
    Assets - Held For Sale
    Prepaid Expenses
                              -------------------------------------------------------------------------------------------
    Total Current Assets
                              -------------------------------------------------------------------------------------------
Property Plant & Equipment:
    Land
    Buildings
    Machinery & Equipment
                              -------------------------------------------------------------------------------------------

    Depreciation
                              -------------------------------------------------------------------------------------------
      Prop Plant & Equip -net

Intangible Assets
Deferred Charges
Deferred Tax Asset
Investment in uncon. Com.
Other non-current assets
                              -------------------------------------------------------------------------------------------
    TOTAL ASSETS
                              ===========================================================================================

LIABILITIES AND EQUITY
Current Liabilities:
    Accounts Payable
    Accrued Expenses
    Accrued Expenses - corp.
    Accrued Interest Payable
    Customer Deposits
    Current Portion - LT Debt
    Current Portion - OLTL
    CP Prepetition Liabilities
    Estimated Income Taxes
                              -------------------------------------------------------------------------------------------
    Total Current Liabilities
                              -------------------------------------------------------------------------------------------
Long Term Debt:
    Notes Payable
    Alternative Currency Borr.
    Revolver  credit line
    Term A Loan
    Term B Loan
    12% Sub. Notes
    14% Notes - Holdings
    Other Notes
                              -------------------------------------------------------------------------------------------
      Total Long Term Debt
                              -------------------------------------------------------------------------------------------
Tax Liability
LT Prepetition Liabilities
Other Long Term Liabilities

Intercompany Debt:
    Interco. Payable - affiliate
    Interco. Payable - corporate
                              -------------------------------------------------------------------------------------------
      Total Interco. Debt
                              -------------------------------------------------------------------------------------------
PIK Preferred Stock
Shareholders Equity:
    Capital Stock
    Capital Surplus
    Oth. Comprehensive Income
    Cumulative Translation Adj
    Retained Earnings:
      Beginning Balance        (4,989)    (49,053)       (673)        (79)      1,912      (3,454)    (12,950)        (77)
      Beg. Bal. Adjustment      5,757      50,432         673          38         465       3,460      14,278
      Current Earnings           (768)     (1,379)                     41      (2,377)         (6)     (1,328)         77
                              -------------------------------------------------------------------------------------------
      Retained Earnings
                              -------------------------------------------------------------------------------------------
      Total Shareholders Eq.
                              -------------------------------------------------------------------------------------------
      Total Liab. & Equity
                              ===========================================================================================




                              02-13679                            02-13673                             02-13681/02-13680
                                         CONNECTOR   CONNECTOR                 INNET    INNET/CONN    SIGNAL      SIGNAL
                             CONNECTOR     ELIMS       ELIMS       INNET       ELIMS       ELIMS      CONSOL.      ELIMS
                              -------     -------     -------     -------     -------     -------     -------     -------
ASSETS
Current Assets:
    Cash in bank & on hand
    Accounts Rec. - trade
    Reserve for bad debts
                              -------------------------------------------------------------------------------------------
    Accounts receivable - net
    Accounts rec. - other
    Inventories:
      Raw Materials &  suppl.
      Work-in-process
      Finished Goods
      Reserve
                              -------------------------------------------------------------------------------------------
          Total Inv.
                              -------------------------------------------------------------------------------------------
    Assets - Held For Sale
    Prepaid Expenses
                              -------------------------------------------------------------------------------------------
    Total Current Assets
                              -------------------------------------------------------------------------------------------
Property Plant & Equipment:
    Land
    Buildings
    Machinery & Equipment
                              -------------------------------------------------------------------------------------------

    Depreciation
                              -------------------------------------------------------------------------------------------
      Prop Plant & Equip -net

Intangible Assets
Deferred Charges
Deferred Tax Asset
Investment in uncon. Com.
Other non-current assets
                              -------------------------------------------------------------------------------------------
    TOTAL ASSETS
                              ===========================================================================================

LIABILITIES AND EQUITY
Current Liabilities:
    Accounts Payable
    Accrued Expenses
    Accrued Expenses - corp.
    Accrued Interest Payable
    Customer Deposits
    Current Portion - LT Debt
    Current Portion - OLTL
    CP Prepetition Liabilities
    Estimated Income Taxes
                              -------------------------------------------------------------------------------------------
    Total Current Liabilities
                              -------------------------------------------------------------------------------------------
Long Term Debt:
    Notes Payable
    Alternative Currency Borr.
    Revolver  credit line
    Term A Loan
    Term B Loan
    12% Sub. Notes
    14% Notes - Holdings
    Other Notes
                              -------------------------------------------------------------------------------------------
      Total Long Term Debt
                              -------------------------------------------------------------------------------------------
Tax Liability
LT Prepetition Liabilities
Other Long Term Liabilities

Intercompany Debt:
    Interco. Payable - affiliate
    Interco. Payable - corporate
                              -------------------------------------------------------------------------------------------
      Total Interco. Debt
                              -------------------------------------------------------------------------------------------
PIK Preferred Stock
Shareholders Equity:
    Capital Stock
    Capital Surplus
    Oth. Comprehensive Income
    Cumulative Translation Adj
    Retained Earnings:
      Beginning Balance         3,723        (265)        (47)    (50,811)        (88)        (29)      3,618
      Beg. Bal. Adjustment     (3,591)        142                  51,996          91         246      (5,220)
      Current Earnings           (132)        123          47      (1,185)         (3)       (217)      1,602
                              -------------------------------------------------------------------------------------------
      Retained Earnings
                              -------------------------------------------------------------------------------------------
      Total Shareholders Eq.
                              -------------------------------------------------------------------------------------------
      Total Liab. & Equity
                              ===========================================================================================



                                          02-13672                            02-13671
                           Passive Comp.              CONSOL.      TOTAL                  INSILCO
                               ELIMS     CORPORATE    ENTRIES     INSILCO     HOLD CO    HOLDING CO.
                              -------     -------     -------     -------     -------     -------
ASSETS
Current Assets:
    Cash in bank & on hand                  8,278                   8,278                   8,278
    Accounts Rec. - trade
    Reserve for bad debts
                              -------------------------------------------------------------------
    Accounts receivable - net
    Accounts rec. - other                     210                     210                     210
    Inventories:
      Raw Materials &  suppl.
      Work-in-process
      Finished Goods
      Reserve
                              -------------------------------------------------------------------
          Total Inv.
                              -------------------------------------------------------------------
    Assets - Held For Sale
    Prepaid Expenses                        6,452                   6,452                   6,452
                              -------------------------------------------------------------------
    Total Current Assets                   14,940                  14,940                  14,940
                              -------------------------------------------------------------------
Property Plant & Equipment:
    Land
    Buildings
    Machinery & Equipment                     284                     284                     284
                              -------------------------------------------------------------------
                                              284                     284                     284
    Depreciation                              (47)                    (47)                    (47)
                              -------------------------------------------------------------------
      Prop Plant & Equip -net                 237                     237                     237

Intangible Assets                             689                     689                     689
Deferred Charges
Deferred Tax Asset
Investment in uncon. Com.                   5,284      (5,284)
Other non-current assets
                              -------------------------------------------------------------------
    TOTAL ASSETS                           21,150      (5,284)     15,866                  15,866
                              ===================================================================

LIABILITIES AND EQUITY
Current Liabilities:
    Accounts Payable
    Accrued Expenses                       24,937                  24,937                  24,937
    Accrued Expenses - corp.                  982                     982                     982
    Accrued Interest Payable               19,313                  19,313                  19,313
    Customer Deposits
    Current Portion - LT Debt
    Current Portion - OLTL                    786                     786                     786
    CP Prepetition Liabilities
    Estimated Income Taxes                  6,813                   6,813                   6,813
                              -------------------------------------------------------------------
    Total Current Liabilities              52,831                  52,831                  52,831
                              -------------------------------------------------------------------
Long Term Debt:
    Notes Payable
    Alternative Currency Borr.
    Revolver  credit line                  37,338                  37,338                  37,338
    Term A Loan
    Term B Loan                            48,512                  48,512                  48,512
    12% Sub. Notes                        115,865                 115,865                 115,865
    14% Notes - Holdings                                                      124,901     124,901
    Other Notes                            15,000                  15,000                  15,000
                              -------------------------------------------------------------------
      Total Long Term Debt                216,715                 216,715     124,901     341,616
                              -------------------------------------------------------------------
Tax Liability                               2,374                   2,374                   2,374
LT Prepetition Liabilities                 10,091                  10,091                  10,091
Other Long Term Liabilities                20,340                  20,340                  20,340

Intercompany Debt:
    Interco. Payable - affiliate            1,628                   1,628      (1,613)         15
    Interco. Payable - corporate             (254)                   (254)                   (254)
                              -------------------------------------------------------------------
      Total Interco. Debt                   1,374                   1,374      (1,613)       (239)
                              -------------------------------------------------------------------
PIK Preferred Stock                                                            64,115      64,115
Shareholders Equity:
    Capital Stock                                      (3,750)     (3,750)          1      (3,749)
    Capital Surplus                         6,382      (1,533)      4,849      61,766      66,615
    Oth. Comprehensive Income
    Cumulative Translation Adj            (14,528)     (1,564)    (16,092)                (16,092)
    Retained Earnings:
      Beginning Balance                  (203,009)     91,049    (225,222)   (249,169)   (474,391)
      Beg. Bal. Adjustment         94     (21,677)    (89,496)      7,688                   7,688
      Current Earnings            (94)    (49,743)         10     (55,332)         (1)    (55,333)
                              -------------------------------------------------------------------
      Retained Earnings                  (274,429)      1,563    (272,866)   (249,170)   (522,036)
                              -------------------------------------------------------------------
      Total Shareholders Eq.             (282,575)     (5,284)   (287,859)   (187,403)   (475,262)
                              -------------------------------------------------------------------
      Total Liab. & Equity                 21,150      (5,284)     15,866                  15,866
                              ===================================================================

                                    EXHIBIT E

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re                  Insilco Technologies, Inc., et al.      Case No. 02-13672

Debtors                           Fiscal Month from April 26 to May 23, 2003 for
                                     the Reporting Period May 1, to May 31, 2003

                       ATTESTATION FOR POSTPETITION TAXES
                       ----------------------------------

The Debtors attest that all pospetition taxes that were due have been paid for the current reporting period.

                      SUMMARY OF UNPAID POSTPETITION DEBTS
                      ------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Number of Days Past Due
                                                                     ----------------------------------------------------
(amounts in thousands)                                   Current       0 - 30       31 - 60       61 - 90       Over 90       Total
------------------------------------------------------------------------------------------------------------------------------------
 Accounts Payable                                           -            -             -            -              -            -
------------------------------------------------------------------------------------------------------------------------------------
 Wages Payable                                              -            -             -            -              -            -
------------------------------------------------------------------------------------------------------------------------------------
 Taxes Payable                                              -            -             -            -              -            -
------------------------------------------------------------------------------------------------------------------------------------
 Rent / Leases - Building                                   -            -             -            -              -            -
------------------------------------------------------------------------------------------------------------------------------------
 Rent / Leases - Equipment                                  -            -             -            -              -            -
------------------------------------------------------------------------------------------------------------------------------------
 Secured Debt / Adequate Protection Payments                -            -             -            -              -            -
------------------------------------------------------------------------------------------------------------------------------------
 Professional Fees                                          -            -             -            -              -            -
------------------------------------------------------------------------------------------------------------------------------------
 Amounts Due to Insiders                                    -            -             -            -              -            -
------------------------------------------------------------------------------------------------------------------------------------
 Other: Benefits                                          159            -             -            -              -           159
------------------------------------------------------------------------------------------------------------------------------------
 Other: Insurance                                           -            -             -            -              -            -
------------------------------------------------------------------------------------------------------------------------------------
 Other: Pension                                        24,067            -             -            -              -         24,067
------------------------------------------------------------------------------------------------------------------------------------
 Other: Other                                           1,693            -             -            -              -          1,693
------------------------------------------------------------------------------------------------------------------------------------
 Total Postpetition Debts                              25,919            -             -            -              -         25,919
------------------------------------------------------------------------------------------------------------------------------------

Explain how and when the Debtor intends to pay any past-due postpetition debts.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    EXHIBIT F

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re                  Insilco Technologies, Inc., et al.      Case No. 02-13672

Debtors                           Fiscal Month from April 26 to May 23, 2003 for
                                     the Reporting Period May 1, to May 31, 2003



                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
                  --------------------------------------------

There is no accounts receivable for the current period as all business with accounts receivable were sold in March 2003.

                                    EXHIBIT G

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE



In Re                  Insilco Technologies, Inc., et al.      Case No. 02-13672

Debtors                           Fiscal Month from April 26 to May 23, 2003 for
                                     the Reporting Period May 1, to May 31, 2003

                              DEBTOR QUESTIONNAIRE
                              --------------------
================================================================================
Must be completed each month                                    Yes        No
================================================================================
1.  Have any assets been sold or transferred outside the
    normal course of buYesess this reporting period?
    If yes, provide an explanation below.                       Yes
================================================================================
2.  Have any funds been disbursed from any account other
    than a debtor in possession account thNo reporting
    period?  If yes, provide an explanation below.                         No
================================================================================
3.  Have all postpetition tax returns been Yesely filed?
    If no, provide an explanation below.                        Yes
================================================================================
4.  Are workers compensation, general liabiYesy and
    other necessary insurance coverages in effect?
    If no, provide an explanation below.                        Yes
================================================================================



#1 above - Excess cash was transferred to the secured lenders in the current period See Gross to Net Proceeds on next sheet.
--------------------------------------------------------------------------------

                                 Transfers Made
                                   From Excess
                                      Cash

Transferred
to Secured
Lenders         (4,000,000.00)
              ----------------
                (4,000,000.00)
              ================